(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions (Tables)	12 Months Ended
Dec. 31, 2018
Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations | Conventional Tankers
Summary of Net (Loss) Income from Discontinued Operations
The following table summarizes the pretax profit and components thereof for the Fuji Spirit and Kilimanjaro Spirit for the periods presented in the consolidated statements of income, while these vessels were owned by the Partnership:

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Revenues	—	—	8,030
Voyage expenses	—	—	(435)
Vessel operating expenses	—	—	(1,340)
General and administrative	—	—	(1)
Income from vessel operations	—	—	6,254
Interest expense	—	—	(142)
Foreign currency exchange loss	—	—	(4)
Net income before income tax expense	—	—	6,108